SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

--------------------------------------------------------------------------------




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                           THE SECURITIES ACT OF 1934



--------------------------------------------------------------------------------


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 26, 2001


--------------------------------------------------------------------------------




                            BUCKEYE TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)



DELAWARE                         33-60032                            62-1518973
(State of Incorporation)         (Commission File Number)   (I.R.S. Employer Identification No.)




                  1001 Tillman Street, Memphis, Tennessee 38112
                    (Address of principal executive offices)



           Registrant's telephone, including area code (901) 320-8100

--------------------------------------------------------------------------------

ITEM 5.  OTHER EVENTS

        On March 26, 2001, the Registrant issues the following press release announcing its scheduled conference call regarding its operating results for the third quarter of the fiscal year 2001 ended March 31, 2001.


                                 CONFERENCE CALL
                                       for
                            BUCKEYE TECHNOLOGIES INC.


                              Third Quarter Results

                     We have scheduled a conference call for

                            Thursday, April 19, 2001
                                9:30 a.m. Central

                Management participating on the call will include

                    Robert E. Cannon, Chief Executive Officer
              David B. Ferraro, President & Chief Operating Officer
         Henry P. Doggrell, Senior Vice President, Business Development
      Gayle L. Powelson, Senior Vice President and Chief Financial Officer
              Sondra A. Dowdell, Manager, Corporate Communications

All interested parties are invited to listen to the audio conference call live or tape delayed via the website www.streetfusion.com or via the Company's website homepage at www.bkitech.com. The replay will be archived on both websites through April 29.

In addition, persons interested in listening by telephone may dial in at (888) 913-9965 within the United States. International callers should dial (312) 470-0029. Please reference passcode Q32001 when connecting to the event. Participants should call no later than 9:15 a.m. CDT.

To listen to the telephone replay of the conference call, dial (800) 731-6037 or
(402) 220-0345. The telephone replay will be available until 5:00 p.m. CDT, April 29, 2001.

A press release will be issued via Business Wire early the morning of April 19. If you do not receive a copy of this release, please contact Sondra Dowdell at
(901) 320-8244.

We look forward to your participation.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized,

                               BUCKEYE TECHNOLOGIES INC.


                                /S/ GAYLE L. POWELSON
                               --------------------------------------
                               Gayle L. Powelson
                               Senior Vice President and Chief Financial Officer March 26, 2001